UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 19, 2017

WORTHINGTON INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8399	31-1189815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio	43085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(614) 438-3210

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Worthington Armstrong Venture is a 50%-owned joint venture in the form of a general partnership between Armstrong Ventures, Inc., a subsidiary of Armstrong World Industries, Inc., and The Worthington Steel Company, a Delaware corporation which is a subsidiary of Worthington Industries, Inc. The Consolidated Financial Statements of Worthington Armstrong Venture as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013 were filed as Exhibit 99.1 to the Annual Report on Form 10-K of Worthington Industries, Inc. for the fiscal year ended May 31, 2016 (the “Worthington Form 10-K for Fiscal 2016”) in accordance with Section 3-09 of SEC Regulation S-X. The Consolidated Financial Statements of Worthington Armstrong Venture as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014, which serve to update the Consolidated Financial Statements of Worthington Armstrong Venture filed with the Worthington Form 10-K for Fiscal 2016, are included with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(a) through (c) Not applicable.

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

23.1	Consent of Independent Auditors (KPMG LLP) with respect to Consolidated Financial Statements of Worthington Armstrong Venture as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014.

99.1	Worthington Armstrong Venture Consolidated Financial Statements as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014, with independent auditors’ report thereon.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.
Date: July 19, 2017
	By:	/s/ B. Andrew Rose

	Printed Name:	B. Andrew Rose

	Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

23.1

Consent of Independent Auditors (KPMG LLP) with respect to Consolidated Financial Statements of Worthington Armstrong Venture as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014.

99.1	Worthington Armstrong Venture Consolidated Financial Statements as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014, with independent auditors’ report thereon.